EXHIBIT 4.1



  Number                Indigo-Energy, Inc.                       Shares
------------                                                       -------------
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

-----------                                                        -------------
                                  COMMON STOCK
                                                             See reverse for
                                                         certificate definitions
                                                         -----------------------
This Certifies That                                      |CUSIP 831702105    |
                                                         -----------------------

Is The Owner Of


FULLY PAID AND NON-ASSESSBLE SHARES OF COMMON STOCK, $.001 PAR VALUE EACH OF

                            Indigo-Energy, Inc.

transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate DULY endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:

                       Countersigned:
                       AFFILIATED STOCK TRANSFER COMPANY
                                                              TRANSFER AGENT

                       By:  ________________________
                            AUTHORIZED SIGNATURE

                          -----------------------------
                          |    Indigo-Energy, Inc.    |
                          |      CORPORATE SEAL       |
                          |           1981            |
                          |         NEVADA            |
                          -----------------------------

/s/ DAVID ALBANESE                             /s/ C.L. FLEMING
------------------                             ----------------
SECRETARY/TREASURER                            PRESIDENT




     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT -      Custodian for
                                                     ------              -------
TEN ENT - as tenants by the entireties               (Cust)              (Minor)
                                                   under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
         survivorship and not as tenants           Act of ______________________
         in common                                              (State)


     Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
INDENTIFYING NUMBER OF ASSIGNEE


                Please print or type name and address of assignee
______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ Shares

of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________________

______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ___________  20 _________


                              X _______________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.